Exhibit 10.11
ADOPTION AGREEMENT
1.01	PREAMBLE

By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)]
(a)	☐	adopts a new plan as of [month, day, year]

(b)	☑	amends and restates its existing plan as of January 1, 2007 [month, day, year] which is the Amendment Restatement Date.
Original Effective Date: January 1, 2007 [month, day, year]

Pre-409A Grandfathering: ☐ Yes ☑ No
1.02	PLAN

Plan Name: The Shaw Group Deferred Compensation Plan

Plan Year: January 1 — December 31

1.03	PLAN SPONSOR

Name:	The Shaw Group Inc.
Address:	4171 Essen Lane, Baton Rouge, LA 70809
Phone # :	225-987-7667
EIN:	72-1106167
Fiscal Yr:	September 1-August 31
Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market?

☑ Yes ☐ No
1.04	EMPLOYER

The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan (insert “Not Applicable” if none have been authorized):

Entity	Publicly Traded on Est. Securities Market

	Yes	No
See Attachment to Section 1.04	☐	☑
	☐	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐

The Shaw Group Deferred Compensation Plan	Page 1 of 25	Adoption Agreement
Restated Effective January 1, 2007

1.05	ADMINISTRATOR

The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:

Name: Compensation Committee of Board of Directors, which may delegate its duties

Address: 4171 Essen Lane, Baton Rouge, LA 70809
Note:	The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator.
1.06	KEY EMPLOYEE DETERMINATION DATES

The Employer has designated as the Identification Date for purposes of determining Key Employees.

In the absence of a designation, the Identification Date is December 31.

The Employer has designated as the effective date for purposes of applying the six month delay in distributions to Key Employees.

In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

The Shaw Group Deferred Compensation Plan	Page 2 of 25	Restated Effective January 1, 2007

2.01	PARTICIPATION
(a)	☑	Employees [complete (i), (ii) or (iii)]
(i)	☐	Eligible Employees are selected by the Employer.
(ii)	☑	Eligible Employees are those employees of the Employer who satisfy the following criteria:
Are selected by the Administrator or its delegate

(iii)	☐	Employees are not eligible to participate.
(b)	☑	Directors [complete (i), (ii) or (iii)]
(i)	☐	All Directors are eligible to participate.
(ii)	☐	Only Directors selected by the Employer are eligible to participate.
(iii)	☑	Directors are not eligible to participate.

The Shaw Group Deferred Compensation Plan	Page 3 of 25	Restated Effective January 1, 2007

3.01	COMPENSATION

For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:
(a)	☐	Compensation is defined as:

(b)	☐	Compensation as defined in ______ [insert name of qualified plan] without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year.

(c)	☐	Director Compensation is defined as:

(d)	☐	Compensation shall, for all Plan purposes, be limited to $ .

(e)	☑	Not Applicable.
3.02	BONUSES

Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses:

Will be treated as Performance
Type	Based Compensation

	Yes	No
	☐	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐
☑ Not Applicable.

The Shaw Group Deferred Compensation Plan	Page 4 of 25	Restated Effective January 1, 2007

4.01	PARTICIPANT CONTRIBUTIONS

If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d).
(a)	Amount of Deferrals

Subject to the provisions of Section 4.01(b) of the Adoption Agreement, a Participant may elect within the period described in Article 4 of the Plan to defer the following amounts of remuneration. For each type of remuneration listed, complete “dollar amount” and / or “percentage amount”. The effective date of this Section 4.01(a)(i) of the Adoption Agreement as well as the Participants who are permitted to defer Compensation in accordance with this Section 4.01(a)(i) of the Adoption Agreement are governed by Appendix A.

(i) Compensation Other than Bonuses [do not complete if you complete (iii)]

	Dollar Amount		% Amount
Type of Remuneration	Min	Max	Min	Max	Increment
(a)
(b)
(c)
Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.
(ii) Bonuses [do not complete if you complete (iii)]

	Dollar Amount		% Amount
Type of Bonus	Min	Max	Min	Max	Increment
(a)
(b)
(c)
(iii) Compensation [do not complete if you completed (i) and (ii)]

Dollar Amount		% Amount
Min	Max	Min	Max	Increment

(iv) Director Compensation

	Dollar Amount		% Amount
Type of Compensation	Min	Max	Min	Max	Increment
Annual Retainer
Meeting Fees
Other:
Other:

The Shaw Group Deferred Compensation Plan	Page 5 of 25	Restated Effective January 1, 2007

(b)	Election Period
(i)	Performance Based Compensation

A special election period

☐ Does ☐ Does Not

apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

The special election period, if applicable, will be determined by the Employer.
(ii)	Newly Eligible Participants

An employee who is classified or designated as an Eligible Employee during a Plan Year

☐ May ☐ May Not

elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he is eligible to participate in the Plan.
(c)	Revocation of Deferral Agreement

A Participant’s deferral agreement

☐ Will

☐ Will Not

be cancelled for the remainder of any Plan Year during which he receives a hardship distribution of elective deferrals from a qualified cash or deferred arrangement maintained by the Employer. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.
(d)	No Participant Contributions

☑ Participant contributions are not permitted under the Plan.

The Shaw Group Deferred Compensation Plan	Page 6 of 25	Restated Effective January 1, 2007

5.01	EMPLOYER CONTRIBUTIONS

If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c).
(a)	Matching Contributions
(i)	Amount

For each Plan Year, the Employer shall make a Matching Contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]:
(A)	☐	______ [insert percentage] of the Compensation the Participant has elected to defer for the Plan Year

(B)	☐	An amount determined by the Employer in its sole discretion

(C)	☐	Matching Contributions for each Participant shall be limited to $______ and/or ______% of Compensation.

(D)	☐	Other:

(E)	☑	Not Applicable [Proceed to Section 5.01(b)]
(ii)	Eligibility for Matching Contribution

A Participant who defers Compensation for the Plan Year shall receive an allocation of Matching Contributions determined in accordance with Section 5.01(a)(i) provided he satisfies the following requirements [complete the ones that are applicable]:
(A)	☐	Describe requirements:

(B)	☐	Is selected by the Employer in its sole discretion to receive an allocation of Matching Contributions

(C)	☐	No requirements

The Shaw Group Deferred Compensation Plan	Page 7 of 25	Restated Effective January 1, 2007

(iii)	Time of Allocation

Matching Contributions, if made, shall be treated as allocated [select one]:
(A)	☐	As of the last day of the Plan Year

(B)	☐	At such times as the Employer shall determine in it sole discretion

(C)	☐	At the time the Compensation on account of which the Matching Contribution is being made would otherwise have been paid to the Participant

(D)	☐	Other:

(b)	Other Contributions
(i)	Amount

The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]:
(A)	☐	An amount equal to ______ [insert number] % of the Participant’s Compensation

(B)	☑	An amount determined by the Employer in its sole discretion

(C)	☐	Contributions for each Participant shall be limited to $_______________

(D)	☐	Other:

(E)	☐	Not Applicable [Proceed to Section 6.01]

The Shaw Group Deferred Compensation Plan	Page 8 of 25	Restated Effective January 1, 2007

(ii)	Eligibility for Other Contributions

A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he satisfies the following requirements [complete the one that is applicable]:
(A)	☐	Describe requirements:

(B)	☑	Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions

(C)	☐	No requirements
(iii)	Time of Allocation

Employer contributions, if made, shall be treated as allocated [select one]:
(A)	☐	As of the last day of the Plan Year

(B)	☑	At such time or times as the Employer shall determine in its sole discretion

(C)	☐	Other:

(c)	No Employer Contributions

☐ Employer contributions are not permitted under the Plan.

The Shaw Group Deferred Compensation Plan	Page 9 of 25	Restated Effective January 1, 2007

6.01	DISTRIBUTIONS

The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies.
(a)	Timing of Distributions
(i)	All distributions shall commence in accordance with the following [choose one]:
(A)	☑ As soon as administratively feasible following the distribution event

(B)	☐ Monthly on specified day [insert day]

(C)	☐ Annually on specified month and day [insert month and day]

(D)	☐ Calendar quarter on specified month and day [ month of quarter (insert 1,2 or 3); day (insert day)]
(ii)	The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of:
(A)	☐ Event Delay — Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for 30 days.

(B)
☐     Hold Until Next Year — Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases.

(C)	☐ Immediate Processing — The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]:

(D)	☑ Not applicable.

The Shaw Group Deferred Compensation Plan	Page 10 of 25	Restated Effective January 1, 2007

(b)	Distribution Events
If a Participant selects multiple events, the earliest to occur will trigger payment. If the Participant chose either a lump sum or installment payments on or after a Specific Date with respect to a contribution and a Section 6.01(b)(iii), (xi), (xii), or 11.02 event occurs before all amounts attributable to that contribution have been paid, payment will be accelerated as follows. If the Participant chose either a lump sum or installment payments on or after a Specific Date and if a Section 6.01(b)(iii), (xi), (xii), or 11.02 event occurs:
(1)	before that Specific Date, then payment will made to the Participant or his Beneficiary as soon as administratively feasible after the Section 6.01(b)(iii), (xi), (xii), or 11.02 event (as applicable). Payment will be in a lump sum, unless the event is Separation from Service and the Participant expressly chose installment payments for that event.

(2)	after that Specific Date but before the Participant has been paid all installments, then the remaining installments will be paid to the Participant or his Beneficiary as soon as administratively feasible after the Section 6.01(b)(iii), (xi), (xii), or 11.02 event (as applicable) in a lump sum. However, if the event is Separation from Service and if the Participant affirmatively elected installments on Separation from Service, then the remaining installments will be paid on the original schedule following the Specific Date.
For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5,7,9).

			Lump Sum	Installments
(i)	☑	Specified Date	x	5 years

(ii)	☐	Specified Age	___	___ years

(iii)	☑	Separation from Service	x	5 years

(iv)	☐	Separation from Service plus 6 months		___ years

(v)	☐	Separation from Service plus months [not to exceed months]	___	___ years

(vi)	☐	Retirement	___	___ years

(vii)	☐	Retirement plus 6 months	___	___ years

(viii)	☐	Retirement plus months [not to exceed months]	___	___ years

(ix)	☐	Later of Separation from Service or Specified Age	___	___ years

(x)	☐	Later of Separation from Service or Specified Date	___	___ years

(xi)	☑	Disability	x	___ years

(xii)	☑	Death	x	___ years

(xiii)	☐	Change in Control	___	___ years

The Shaw Group Deferred Compensation Plan	Page 11 of 25	Restated Effective January 1, 2007

The minimum deferral period for Specified Date or Specified Age event shall be Not Applicable for amounts deferred in accordance with Section 4.01(a) of the Adoption Agreement. The minimum deferral period for amounts deferred in accordance with Section 5.01(b) of the Adoption Agreement shall be the period over which the contribution vests.

Installments may be paid [select each that applies]

☐ Monthly

☐ Quarterly

☑ Annually
(c)	Specified Date and Specified Age elections may not extend beyond age Not Applicable [insert age or “Not Applicable” if no maximum age applies].

The Shaw Group Deferred Compensation Plan	Page 12 of 25	Restated Effective January 1, 2007

(d)	Payment Election Override

Payment of the remaining vested balance of the Participant’s Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]:

	EVENTS	FORM OF PAYMENT
☐	Separation from Service	___ Lump sum	___ Installments
☐	Separation from Service before Retirement	___ Lump sum	___ Installments
☐	Death	___ Lump sum	___ Installments
☐	Disability	___ Lump sum	___ Installments
☑	Not Applicable
(e)	Involuntary Cashouts

☑     If the Participant’s vested Account at the time of his Separation from Service does not exceed $10,000 distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

☐ There are no involuntary cashouts.
(f)	Retirement

☐ Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

☑ No special definition of Retirement applies.

The Shaw Group Deferred Compensation Plan	Page 13 of 25	Restated Effective January 1, 2007

(g)	Distribution Election Change

A Participant

☐ Shall

☑ Shall Not

be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.

A Participant shall generally be permitted to elect such modification number of times.

Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.
(h)	Frequency of Elections

The Plan Sponsor

☑ Has

☐ Has Not

Elected to permit annual elections of a time and form of payment for amounts deferred under the Plan.

The Shaw Group Deferred Compensation Plan	Page 14 of 25	Restated Effective January 1, 2007

7.01	VESTING
(a)	Matching Contributions

The Participant’s vested interest in the amount credited to his Account attributable to Matching Contributions shall be based on the following schedule:

☐	Years of Service	Vesting %
	0		(insert ‘100’ if there is immediate vesting)
1
2
3
4
5
6
7
8
9

☐	Other:

☐	Class year vesting applies.

☑	Not applicable.

The Shaw Group Deferred Compensation Plan	Page 15 of 25	Restated Effective January 1, 2007

(b)	Other Employer Contributions

The Participant’s vested interest in the amount credited to his Account attributable to Employer contributions other than Matching Contributions shall be based on the following schedule:

☐	Years of Service	Vesting %
	0		(insert ‘100’ if there is immediate vesting)
1
2
3
4
5
6
7
8
9

☑	Other:

The rate at which Employer contributions credited to a Participant’s Account vest shall be determined by the Employer in its sole discretion. The Employer shall apprise each Participant of the rate and manner of vesting that shall apply to each contribution credited to his Account.

☑	Class year vesting applies.

☐	Not applicable.

The Shaw Group Deferred Compensation Plan	Page 16 of 25	Restated Effective January 1, 2007

(c)	Acceleration of Vesting

A Participant’s vested interest in his Account will automatically be 100% upon the occurrence of the following events: [select the ones that are applicable]:
(i)	☑ Death

(ii)	☑ Disability

(iii)	☑ Change in Control

(iv)	☐ Eligibility for Retirement

(v)	☐ Other:

(vi)	☐ Not applicable.
(d)	Years of Service
(i)	A Participant’s Years of Service shall include all service performed for the Employer and
☑ Shall

☐ Shall Not
include service performed for any Employer identified in Section 1.04 and for any Related Employer.

(ii)	Years of Service shall also include service performed for the following entities:

(iii)	Years of Service shall be determined in accordance with (select one)
(A)	☑ The elapsed time method in Treas. Reg. Sec. 1.410(a)-7

(B)	☐ The general method in DOL Reg. Sec. 2530.200b-1 through b-4

(C)	☐ The Participant’s Years of Service credited under [insert name of plan]

(D)	☐ Other:
(iv)	☐ Not applicable.

The Shaw Group Deferred Compensation Plan	Page 17 of 25	Restated Effective January 1, 2007

8.01	UNFORESEEABLE EMERGENCY
(a)	A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:
☑ Will

☐ Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01]

be allowed.
(b)	Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year:
☐ Will

☐ Will Not

be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

The Shaw Group Deferred Compensation Plan	Page 18 of 25	Restated Effective January 1, 2007

9.01	INVESTMENT DECISIONS
Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]:
(a)	☑ The Participant or his Beneficiary

(b)	☐ The Employer

The Shaw Group Deferred Compensation Plan	Page 19 of 25	Restated Effective January 1, 2007

10.01	GRANTOR TRUST

The Employer [select one]:
☑ Does

☐ Does Not

intend to establish a grantor trust in connection with the Plan.

The Shaw Group Deferred Compensation Plan	Page 20 of 25	Restated Effective January 1, 2007

11.01	TERMINATION UPON CHANGE IN CONTROL

The Plan Sponsor
☐	Reserves

☑	Does Not Reserve
the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.
11.02	AUTOMATIC DISTRIBUTION UPON CHANGE IN CONTROL

Distribution of the remaining vested balance of each Participant’s Account
☑	Shall

☐	Shall Not
automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7.
11.03	CHANGE IN CONTROL
A Change in Control for Plan purposes includes the following [select each definition that applies]:
(a)	☑	A change in the ownership of the Employer as described in Section 9.7(c) of the Plan.

(b)	☑	A change in the effective control of the Employer as described in Section 9.7(d) of the Plan.

(c)	☑	A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan.

(d)	☐	Not Applicable.

The Shaw Group Deferred Compensation Plan	Page 21 of 25	Restated Effective January 1, 2007

12.01	GOVERNING STATE LAW

The laws of Louisiana shall apply in the administration of the Plan to the extent not preempted by ERISA.

The Shaw Group Deferred Compensation Plan	Page 22 of 25	Restated Effective January 1, 2007

EXECUTION PAGE
The Plan Sponsor has caused this Adoption Agreement to be executed this ____________ day of _________, 20______.

PLAN SPONSOR:	The Shaw Group Inc.

By:
Title:

The Shaw Group Deferred Compensation Plan Restated Effective January 1, 2007	Page 23 of 25	Adoption Agreement

APPENDIX A
SPECIAL EFFECTIVE DATES
The provisions of the Plan as amended and restated shall apply retroactively to amounts deferred on or after January 1, 2007, the effective date of the current amendment and restatement of the Plan.

The Shaw Group Deferred Compensation Plan Restated Effective January 1, 2007	Page 24 of 25	Adoption Agreement

ATTACHMENT TO SECTION 1.04
All domestic subsidiaries of the Plan Sponsor that employ any person designated by the Compensation Committee of the Board of Directors as eligible to participate in the Plan, including but not limited to, the following entities:

Participating Employer	EIN #
The Shaw Group Inc.	72-1106167
Shaw Global Energy Services, Inc.	72-0962273
Shaw Global Offshore Services, Inc.	26-0838055
Shaw Services, L.L.C.	72-1515466
Shaw Management Services One, Inc.	41-2055300
Stone & Webster Construction Services, L.L.C.	72-1515465
Stone & Webster Services, L.L.C.	72-1515448
Stone & Webster Asia, Inc.	72-1481348
Field Services, Inc.	72-1482550
Shaw Environmental, Inc.	77-0589932

The Shaw Group Deferred Compensation Plan	Page 25 of 25	Restated Effective January 1, 2007